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                                                                     EXHIBIT 1.1


                      NATIONWIDE HEALTH PROPERTIES, INC.

             Medium-Term Notes, Series D, Due Nine Months or More

                              From Date of Issue

                            DISTRIBUTION AGREEMENT

                                          February 18, 1999

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
North Tower, 10th Floor
World Financial Center
New York, New York  10281-1310

Ladies and Gentlemen:

        Nationwide Health Properties, Inc., a Maryland corporation (the "Company"), confirms its agreement (the "Agreement") with Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (each an "Agent" and collectively the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series D, described herein (the "Notes"). The Notes are to be issued pursuant to an indenture (as the same may be amended or restated from time to time, the "Indenture"), dated as of January 13, 1999, between the Company and Chase Manhattan Bank and Trust Company, National Association as trustee (the "Trustee").

        As of the date hereof, the Company has authorized the issuance and sale of up to $500,000,000 (or its equivalent based on the applicable exchange rate at the time of issuance, in such foreign currencies or units of two or more currencies as the Company shall designate at the time of issuance) aggregate initial offering price of Notes by the Company directly or through one or both of the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time, pursuant to an Officers' Certificate delivered to the

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Trustee pursuant to Section 301 of the Indenture (with an original copy thereof delivered to the Agents), reduce the authorized aggregate initial offering price of the Notes (but not below the aggregate initial offering price of Notes previously issued under the Indenture) or authorize the issuance of additional Notes and that such additional Notes may be distributed directly by the Company or through or to one or both of the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

    This Agreement provides both for the sale of Notes by the Company directly to purchasers, in which case the Agents will act as agents of the Company in soliciting Note purchases, and (as may from time to time be agreed to by the Company and the related Agent or Agents) to an Agent as principal for resale to purchasers.

    The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-70707) for the registration of debt securities, including the Notes, under the Securities Act of 1933 (the "1933 Act") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to an Agent by the Company for use in connection with the offering of the Notes which is not required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to an Agent for such use.

SECTION 1.  Appointment as Agents.
            ---------------------

    (a)  Appointment.  Subject to the terms and conditions stated herein, the
         -----------
Company hereby appoints the Agents as the exclusive agents for the purpose of soliciting purchases of the Notes from the Company by others and agrees that whenever the Company determines to sell Notes directly to an Agent as principal for resale to others, it will enter into a Terms Agreement (as hereafter defined) relating to each such sale in accordance with the provisions of Section 3(b) hereof if requested by the applicable Agent. The Company agrees that during the period the Agents are acting as the Company's agents hereunder, the Company will not contact or solicit potential investors to purchase the Notes and will not engage any other party to assist in the placement of the Notes. The Agents are authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes.

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    (b)  Reasonable Efforts Solicitations; Right to Reject Offers.  Upon
         --------------------------------------------------------
instructions from the Company, the Agents will use their reasonable efforts receipt of to solicit purchases of such principal amount of Notes as the Company and the Agents shall agree upon from time to time during the term of this Agreement, it being understood that the Company shall not approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the initial offering price of Notes registered pursuant to the Registration Statement. No Agent will have responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale under the Registration Statement. Each Agent will communicate to the Company, orally or in writing, the offer to purchase Notes, other than those offers rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein. The Company may accept or reject any proposed purchase of the Notes, in whole or in part. The parties hereto agree that no Agent shall be under any obligation to solicit purchases of Notes upon the occurrence and continuation of any event described in Section 12(b) hereof, irrespective of the date such event occurs.

    (c)  Solicitations as Agents; Purchases as Principal.  In soliciting
         -----------------------------------------------
purchases of the Notes on behalf of the Company, unless otherwise specified pursuant to the terms hereof, the Agents shall act solely as agents for the Company and not as principals. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company. No Agent shall have any liability to the Company in the event any such purchase is not consummated for any reason. No Agent shall have any obligation to purchase Notes from the Company as principal, but either Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by an Agent as principal shall be made pursuant to a Terms Agreement in accordance with Section 3(b) hereof if requested by the applicable Agent.

    (d)  Reliance.  The Company and the Agents agree that any Notes the
         --------
placement of which the Agents arrange shall be placed by the Agents, and any Notes purchased by the Agents shall be purchased, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  Representations and Warranties.
            ------------------------------

    (a) The Company represents and warrants to each Agent as of the date hereof, as of the date of the acceptance by the Company of an offer for the purchase of Notes (whether through such Agent as agent or such Agent as principal), as of the date of the delivery of Notes (whether through such Agent as agent or to such Agent as principal) (the date of each such delivery to the related Agent or Agents as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the establishment of or a change in, the interest rates, maturity or price of Notes or similar changes) or there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration

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Statement other than the Notes) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

         (i)  Due Incorporation and Qualification.  The Company has been duly
              -----------------------------------
     incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries considered as one enterprise.

         (ii)  Subsidiaries.  Each subsidiary of the Company which is a
               ------------
    significant subsidiary (each a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (iii)  REIT Qualification.  The Company has at all times since
                ------------------
    December 31, 1985 operated in such manner as to qualify as a "real estate investment trust" ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to operate in such manner.

         (iv)  Registration Statement and Prospectus.  At the time the
               -------------------------------------
    Registration Statement became effective, the Registration Statement complied, and as of the applicable Representation Date will comply, in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission promulgated thereunder (the "1939 Act Regulations"). The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the Commission and as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date

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    hereof does not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use in the Registration Statement or Prospectus or to those parts of the Registration Statement which constitute the Trustee's Statement of Eligibility and Qualification under the 1939 Act on Form T-1.

         (v)  Incorporated Documents.  The documents incorporated by reference
              ----------------------
    in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in or incorporated by reference in the Prospectus, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (vi)  Accountants.  The accountants who certified the financial
               -----------
    statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

         (vii)  Financial Statements.  The financial statements and any
                --------------------
    supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and any supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

         (viii)  Material Changes or Material Transactions.  Since the
                 -----------------------------------------
    respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (B) there have been no material transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business.

         (ix)  Authorization, Execution and Delivery of this Agreement.  The
               -------------------------------------------------------
    Company has duly authorized, executed and delivered this Agreement and any Terms Agreement

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    and each of this Agreement and any such Terms Agreement constitutes the valid and binding agreement of the Company.

         (x)  The Indenture.  The Indenture has been duly and validly
              -------------
    authorized, executed and delivered by the Company and assuming it has been duly and validly authorized, executed and delivered by the Trustee, constitutes a legally valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equity principles.

         (xi)  The Notes.  The Notes have been duly and validly authorized by
               ---------
    the Company for issuance, offer and sale pursuant to this Agreement and, when completed as contemplated by the Procedures (as hereinafter defined), executed, authenticated and delivered pursuant to the provisions of the Indenture and this Agreement against payment of the consideration set forth in the Prospectus or pursuant to any Terms Agreement, will constitute legally valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equity principles, and will be entitled to the benefits of the Indenture; and the Notes and the Indenture conform in all material respects to all statements relating thereto contained in the Prospectus.

         (xii)  No Defaults; Compliance with Laws; Regulatory Approvals.
                -------------------------------------------------------
    Neither the Company nor any of its Significant Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them may be bound, or to which any of their property or assets is subject, which default would materially adversely affect the business or financial condition of the Company and its subsidiaries considered as one enterprise; neither the Company nor any of its Significant Subsidiaries is in violation of its charter or bylaws; the execution, delivery and performance of this Agreement, any Terms Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or, to the best knowledge of the Company, any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or as may be required by state securities or Blue Sky laws.

         (xiii)  Legal Proceedings; Contracts.  Except as set forth in the
                 ----------------------------
    Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or which might in the opinion of the Company result in any material adverse change in the business or financial condition of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement or any Terms Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to its business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

         (xiv)  Licenses.  The Company owns or possesses or has obtained all
                --------
    material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate its properties and to carry on its business as presently conducted where its ownership or lease of substantial properties or the conduct of its business requires such ownership or possession or the obtaining of such governmental licenses, permits, consents, orders, approvals and other authorizations and where the failure to do so would materially adversely affect the business or financial condition of the Company and its subsidiaries considered as one enterprise.

         (xv)  Rating of the Notes.  The Notes are rated at least "Baa2" by
               -------------------
    Moody's Investors Service, Inc. and at least "BBB" by Standard & Poor's Ratings Group.

         (xvi) The Company and its subsidiaries have good title to all real property or interests in real property owned by it or any of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or such as do not materially adversely affect the value of such property and interests as reflected in the Company's financial statements and do not materially interfere with the use made and proposed to be made of such property and interests by the Company and its subsidiaries; the instruments securing the Company's and its subsidiaries' real estate mortgage loans create valid liens upon the real properties described in such instruments enjoying the priorities intended, subject only to exceptions to title which do not materially adversely affect the value of such real properties and interests as reflected in the Company's financial statements; and no material real property or buildings are held under lease by the Company or any of its subsidiaries.

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

         (xvii)  Investment Company Act.  The Company is not required to be
                 ----------------------
    registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         (xviii) The Company has reviewed its operations and that of its subsidiaries and is in the process of reviewing any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review to date, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the current or future consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or result in any material loss or material interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

    (b)  Additional Certifications.  Any certificate signed by any director or
         -------------------------
officer of the Company and delivered to any Agent or to counsel to the Agents in connection with an offering of Notes through one or more Agents as agent or the sale of Notes to one or more Agents as principal shall be deemed a representation and warranty by the Company to the applicable Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION 3.  Solicitations as Agents; Purchases as Principal.
            -----------------------------------------------

    (a)  Solicitations as Agents.  On the basis of the representations and
         -----------------------
warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, when acting as an agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

    The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through any Agent, as agent, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, any such Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

    The Company agrees to pay each Agent a commission, in the form of a discount or otherwise as agreed to by the Company and the related Agent, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Schedule A hereto.

    The purchase price, interest rate, maturity date and other terms of the Notes shall be agreed upon by the Company and the related Agent or Agents and set forth in a pricing

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supplement to the Prospectus to be prepared following each acceptance by the
Company of an offer for the purchase of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of $1,000 and integral multiples thereof. All Notes sold through the Agents as agents will be sold at 100% of their principal amount unless otherwise agreed to by the Company and the related Agent or Agents.

    (b)  Purchases as Principal.  Each sale of Notes to an Agent as principal
         ----------------------
shall be made in accordance with the terms contained herein and, if requested by the applicable Agent, pursuant to a separate agreement which will provide for the sale of the Notes to, and the purchase and reoffering thereof by, such Agent. Each such separate agreement (which may be an oral agreement) between an Agent and the Company is herein referred to as a "Terms Agreement." Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any Terms Agreement between the Company and any Agent. Each such Terms Agreement, whether oral or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit A hereto. An Agent's commitment to purchase Notes as principal pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by the applicable Agent pursuant thereto, the price to be paid to the Company for such Notes (which, if not so specified in a Terms Agreement, shall be at a discount equivalent to the applicable commission set forth in Schedule A hereto), the time and place of delivery of and payment for such Notes, any provisions relating to rights of, and default by, purchasers acting together with the applicable Agent in the reoffering of the Notes, and such other provisions (including further terms of the Notes) as may be mutually agreed upon. The Agents may utilize a selling or dealer group in connection with the resale of the Notes purchased. Such Terms Agreement shall also specify whether or not any of the officer's certificate, opinions of counsel or comfort letter specified in Sections 7(b), 7(c) and 7(d) hereof shall be required to be delivered by the Company in connection therewith.

    (c)  Administrative Procedures.  Administrative procedures with respect to
         -------------------------
the sale of Notes shall be agreed upon from time to time by the Agents and the Company (the "Procedures"). The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

    (d)  Delivery of Closing Documents.  The documents required to be delivered
         -----------------------------
by Section 5 hereof shall be delivered at the office of O'Melveny & Myers L.L.P., 610 Newport Center Drive, Suite 1700, Newport Beach, California 92660-6429 on the date hereof, or at such other time or place as the Agents and the Company may agree.

SECTION 4.  Covenants of the Company.
            ------------------------

     The Company covenants with each Agent as follows:

     (a)  Notice of Certain Events.  The Company will notify the Agents
          ------------------------
immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus (other than any Current Report on Form 8-K relating exclusively to an offering of debt securities under the Registration Statement other than the Notes), (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

    (b)  Notice of Certain Proposed Filings.  Except as otherwise provided in
         ----------------------------------
subsection (l) of this Section, the Company will give the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for the establishment of or change in, the interest rates, maturity or price of Notes or other similar changes), whether by the filing of documents pursuant to the 1934 Act (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement other than the Notes), the 1933 Act or otherwise, and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such amendment or supplement in a form to which you or your counsel shall reasonably object.

    (c)  Copies of the Registration Statement and the Prospectus.  The Company
         -------------------------------------------------------
will deliver to the Agents as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents may reasonably request. The Company will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) (other than an amendment or supplement which relates exclusively to an offering of debt securities under the Registration Statement other than the Notes) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

    (d)  Preparation of Pricing Supplements.  The Company will prepare, with
         ----------------------------------
respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used .

    (e)  Prospectus Revisions -- Material Changes.  Except as otherwise
         ----------------------------------------
provided in subsection (l) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel to the Agents or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agents and to cease sales of any Notes either Agent may then own as principal pursuant to a Terms Agreement, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

    (f)  Prospectus Revisions -- Periodic Financial Information.  Except as
         ------------------------------------------------------
otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Registration Statement and the Prospectus to be amended or supplemented, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

    (g)  Prospectus Revisions -- Audited Financial Information.  Except as
         -----------------------------------------------------
otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

    (h)  Earnings Statements.  The Company, by applying the provisions of Rule
         -------------------
158 under the 1933 Act, will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering each twelve month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

    (i)  Blue Sky Qualifications.  The Company will endeavor, in cooperation
         -----------------------
with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

    (j)  1934 Act Filings.  The Company, during the period when the Prospectus
         ----------------
is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act. Such documents will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and to the extent such documents are incorporated by reference in the Prospectus, when read together with the other information in or incorporated by reference into the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

    (k)  Stand-Off Agreement.  Between the date of any Terms Agreement and the
         -------------------
Settlement Date with respect to such Terms Agreement, the Company will not, without the prior written consent of each Agent party thereto, directly or indirectly, sell, offer to sell, contract to sell or otherwise dispose of, or announce the offering of, any debt securities of the Company, or any security exchangeable into such debt securities (other than the Notes that are to be sold pursuant to such Terms Agreement and commercial paper in the ordinary course of business), except as may otherwise be provided in any such Terms Agreement.

    (l)  Suspension of Certain Obligations.  The Company shall not be required
         ---------------------------------
to comply with the provisions of subsections (a), (b), (c), (e), (f), (g) or (j) of this Section or the provisions of Section 7 hereof during any period from the time (i) the Agents shall have received written notification from the Company to suspend solicitation of purchases of the Notes in their capacity as agents and
(ii) the earlier of the date on which the Agents shall not then hold any Notes as principal purchased pursuant to a Terms Agreement and the date which is 30 days (nine months with respect to subsections (e) and (j) of this Section) from the date on which the Agents shall have received written notice from the Company to suspend solicitations of purchases of the Notes, to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with any Agent.

    (m)  Use of Proceeds.  The net proceeds from the sale of Notes will be used
         ---------------
by the Company as described in the Prospectus.

SECTION 5.  Conditions of Obligations.
            -------------------------

     The obligations of the Agents to solicit offers to purchase the Notes as agents of the Company, the obligations of any purchasers of the Notes sold through an Agent as agent, and any obligation of the Agents to purchase Notes as principal pursuant to a Terms Agreement or otherwise will be subject to the accuracy of the representations and warranties on the part of the Company herein contained and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

     (a)  Legal Opinions. On the date hereof, the Agents shall have received the
          --------------
following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents and their counsel:

     (1)  Opinion of Company Counsel. The opinion of O'Melveny & Myers L.L.P.,
          --------------------------
          counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Maryland.

               (ii) The Company has corporate power to own its properties and assets and to carry on its business as described in the Registration Statement.

               (iii) To the best of such counsel's knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               (iv) Nationwide Health Properties Finance Corporation, a Delaware corporation, has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation with corporate power to conduct its business as currently conducted.

               (v) The execution, delivery and performance of this Agreement and, if applicable, the relevant Terms Agreement, have each been duly authorized by all necessary corporate action on the part of the Company, and have each been duly executed and delivered by the Company.

               (vi)   The Indenture has been qualified under the 1939 Act.

               (vii) The execution, delivery and performance of the Indenture have been duly authorized by all necessary corporate action on the part of the

          Company, the Indenture has been duly executed and delivered by the Company and constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. Such counsel may state, however, that enforceability of the Indenture is subject to the effect of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (viii) The Notes are in forms permitted by the Indenture, have been duly authorized by all necessary corporate action on the part of the Company and, when completed as contemplated by the Procedures, executed and authenticated as specified in the Indenture and delivered against payment of the purchase price therefor pursuant to this Agreement as provided in the Prospectus and any Terms Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. Such counsel may state, however, that enforceability of the Notes is subject to the effect of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (ix) The Registration Statement has been declared effective under the 1933 Act and, to their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

               (x) The Registration Statement, on the date it became effective, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 under the 1933 Act and the related rules and regulations in effect at the date of effectiveness, except no opinion need be expressed concerning the financial statements and other financial information contained or incorporated by reference therein or the Statement of Eligibility of the Trustee on Form T-1 filed as an exhibit thereto.

               (xi) Each document filed pursuant to the 1934 Act (other than the financial statements and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus, on the respective dates they were filed, appeared on their face to comply in all material respects with the 1934 Act and the 1934 Act Regulations thereunder in effect at the respective dates of their filing.

               (xii) The statements in the Prospectus under the captions "Description of the Notes", "Description of Debt Securities" and "United States Taxation", to the extent that they constitute matters of law, summaries of legal matters or documents, or legal conclusions, have been reviewed by them and are correct in all material respects.

               (xiii) No order, authorization, consent, permit or approval of any governmental authority is required on the part of the Company for the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state securities laws.

               (xiv) The Company is not an "investment company" within the meaning of the 1940 Act.

               (xv) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

               (xvi) To the best of such counsel's knowledge, except as otherwise stated or incorporated by reference in the Prospectus, the Company's execution and delivery of and performance of its obligations under this Agreement, any Terms Agreement and the Indenture do not (A) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to any other agreement identified in the Company Certificate dated as of the date hereof, a copy of which is attached hereto, provided that the Company complies with the provisions of
          Section 9.4(a)(xiii) of the Credit Agreement, dated as of May 20, 1993, as amended, among the Company, Wells Fargo Bank, National Association, and certain other banks named therein, (B) result in any violation of the provisions of the charter or bylaws of the Company or
          (C) result in any violation of any applicable law, administrative regulation or administrative or court decree the effect of which would be material to the Company and its subsidiaries taken as a whole.

               (xvii) Such counsel does not know of any contract or other document required to be described or referred to in the Registration Statement or to be filed or incorporated by reference as an exhibit thereto which is not described or referred to therein or filed or incorporated by reference as an exhibit thereto.

               (xviii) Based upon current law, including relevant statutes, regulations and judicial and administrative precedent (which is subject to change on a retroactive basis), and subject to all of the limitations, qualifications, conditions and factual assumptions set forth herein, the Company has met each of the requirements for qualification as a REIT for each taxable year commencing with its taxable year ended December 31, 1994, and if the Company operates subsequent to December 31, 1998, in the same manner as it has prior to such date, it will continue to so qualify, provided that the various requirements for qualification as a REIT are satisfied in those years, including, without limitation, the requirements relating to its income, assets, distributions, ownership and administration. However, such counsel may state that they are unable to opine whether the Company will actually continue to qualify as a REIT after December 31, 1998, because such qualification will depend on future transactions and events that cannot be known at the date of such opinion.

          (2)  Opinion of Counsel to the Agents. The opinion of Brown & Wood
               --------------------------------
     LLP, counsel to the Agents, covering the matters referred to in subparagraph (1) under the subheadings (i), (v) and (vi) through (x), inclusive, above.

          (3) In giving their opinions required by subsection (a)(1) and (a)(2) of this Section, O'Melveny & Myers L.L.P. and Brown & Wood llp shall each additionally state that they do not believe that the Registration Statement, at the time it became effective, and if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement and prior to the date of such statement, then at the time such amendment became effective or at the time of the most recent such filing (to the extent deemed to be incorporated by reference in the Registration Statement and Prospectus), contains or contained an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date hereof, or (if such opinion is being delivered in connection with a Terms Agreement pursuant to Section 7(c) hereof) at the date of any Terms Agreement and at the Settlement Date with respect thereto, as the case may be, contains or contained an untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that they express no view as to the Statement of Eligibility and Qualification on Form T-1 filed in connection with the Registration Statement or the financial statements and other financial data included or incorporated by reference in such Registration Statement or Prospectus.

     (b)  Officers' Certificate. At the date hereof the Agents shall have
          ---------------------
received a certificate of the President or Vice President and the chief financial or chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of any Terms Agreement, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the other representations and warranties of the Company contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been initiated or threatened by the Commission.

     (c)  Comfort Letter. On the date hereof, the Agents shall have received a
          --------------
letter from Arthur Andersen LLP, dated as of the date hereof and in form and substance previously agreed to by the Company and the Agents.

     (d)  Other Documents.  On the date hereof and on each Settlement Date with
          ---------------
respect to any Terms Agreement, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent party thereto, any Terms Agreement) may be terminated by any of the Agents (as to itself only) by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section 4(h) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 11 hereof and the provisions set forth under "Parties" of Section 15 hereof shall remain in effect.

SECTION 6.  Delivery of and Payment for Notes Sold through the Agents.
            ---------------------------------------------------------

     Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver the Note to the Company, and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by the applicable Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.  Additional Covenants of the Company.
            -----------------------------------

     The Company covenants and agrees with each Agent that:

     (a)  Reaffirmation of Representations and Warranties. Each acceptance by it
          -----------------------------------------------
of an offer for the purchase of Notes, and each delivery of Notes to such Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to such Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or its agent, or to such Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b)  Subsequent Delivery of Certificates. Subject to the provisions of
          -----------------------------------
Section 4(l) hereof, each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the establishment of or a change in the interest rates, maturity or price of Notes or similar changes) or there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement other than the Notes) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to such Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to such Agent forthwith a certificate dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to such Agent to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which were last furnished to such Agent are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

     (c)  Subsequent Delivery of Legal Opinions. Subject to the provisions of
          -------------------------------------
Section 4(l) hereof, each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the establishment of or a change in the interest rates, maturity or price of the Notes or similar changes or solely for the inclusion of additional financial information and other than by an amendment or supplement which relates exclusively to an offering of debt securities under the Registration Statement other than the Notes) or there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Quarterly Report on Form 10-Q or any Current Report on Form 8-K, unless such Agent shall otherwise reasonably request) or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to such Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent and to counsel to the Agents a written opinion of O'Melveny & Myers L.L.P. or other counsel satisfactory to such Agent dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to such Agent, of the same tenor as the opinions referred to in Sections 5(a)(1) and (a)(3) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions; or, in lieu of such opinions, counsel last furnishing such opinion to such Agent shall furnish such Agent with a letter substantially to the effect that such Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

     (d)  Subsequent Delivery of Comfort Letters. Subject to the provisions of
          --------------------------------------
Section 4(l) hereof, each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information or (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to such Agent pursuant to a Terms Agreement, the Company shall cause Arthur Andersen LLP or other independent certified public accountants satisfactory to such Agent, forthwith to furnish such Agent with a letter, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Arthur Andersen LLP or other independent certified public accountants satisfactory to such Agent, may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of such Agent, such letter should cover such other information.

SECTION 8.  Indemnification.
            ---------------

     (a)  Indemnification of the Agents.  The Company agrees to indemnify and
          -----------------------------
hold harmless each Agent and each person, if any, who controls any Agent within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Agents), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), and provided further, however, that the indemnity agreement contained in this subsection 8(a) shall not inure to the benefit of an Agent with respect to any loss, liability, claim, damage or expense arising from the sale of Notes by such Agent to any person if all of the following occur: (x) such Agent has failed to send or give a copy of the Prospectus (excluding documents incorporated by reference), as it may then have been amended or supplemented, to that person at or prior to the time of written confirmation of such sales to such person and such delivery to such person is required by the 1933 Act; (y) the untrue statement or alleged untrue statement of a material fact in or omission or alleged omission of a material fact from a previous form of the Prospectus was corrected in the Prospectus, as then amended or supplemented; and (z) such Agent shall have been notified as to such amendment or supplement as set forth herein and the Company shall have delivered copies of the Prospectus, as so amended or supplemented, to such Agent.

     (b)  Indemnification of Company.  Each Agent agrees, severally and not
          --------------------------
jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     (c)  General.  Each indemnified party shall give prompt notice to each
          -------
indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party of such commencement shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may assume the defense of the indemnified party by retaining counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party and the indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d)  Foreign Currency Judgments.  The Company agrees to indemnify each
          --------------------------
Agent against any loss incurred by such Agent as a result of any judgment or order being given or made for the amount due under this Agreement and such judgment or order being paid in a currency (a "Judgment Currency") other than U.S. dollars as a result of any variation between (i) the rate of exchange at which U.S. dollars are converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Agent is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Agent. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

SECTION 9.  Contribution.
            ------------

     If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Notes purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this Section 9 to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

SECTION 10.  Payment of Expenses.
             -------------------

     The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

         (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

         (b) The preparation, filing and reproduction of this Agreement;

         (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

         (d) The fees and disbursements of the Company's accountants and counsel, of the Trustee and its counsel and of any Calculation Agent;

         (e) The reasonable fees and disbursements of counsel to the Agents incurred from time to time in connection with the transactions contemplated hereby;

         (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees, and the reasonable fees and disbursements of counsel to the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

         (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

         (h) The preparation, printing, reproducing and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

         (i) Any fees charged by rating agencies for the rating of the Notes;

         (j) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

         (k) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of such expense by the Company;

         (l) The cost of preparing, and providing any CUSIP or other identification numbers for, the Notes; and

         (m) The fees and expenses of any Depository (as defined in the Indenture) and any nominees thereof in connection with the Notes.

SECTION 11.  Representations, Warranties and Agreements to Survive Delivery.
             --------------------------------------------------------------

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 12.  Termination.
             -----------

     (a)  Termination of this Agreement. This Agreement (excluding any Terms
          -----------------------------
Agreement) may be terminated for any reason, at any time by either the Company or the Agents on the giving of 30 days' written notice of such termination to the other parties hereto; provided, however, that the termination of this Agreement by an Agent shall terminate this Agreement only between such Agent and the Company and the Company's notice of termination as to any one Agent shall terminate this Agreement only between itself and such Agent.

     (b)  Termination of a Terms Agreement or Other Agreement.  (A) An Agent may
          ---------------------------------------------------
terminate any Terms Agreement, and (B) any purchaser of Notes through an Agent as agent hereunder may terminate such agreement to purchase Notes, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such Terms Agreement or agreement to purchase notes or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the applicable Agent or such purchaser, as the case may be, impracticable to market the Notes subject to such Terms Agreement or agreement to purchase Notes or enforce contracts for the sale of such Notes, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by federal, California or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes subject to such Terms Agreement or agreement to purchase Notes are denominated or payable, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of any Terms Agreement or agreement to purchase Notes shall have been lowered since that date or if any such rating agency shall have publicly announced since that date that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) if there shall have come to the attention of the Agent or Agents party to such Terms Agreement or such purchaser, as the case may be, any facts that would cause such Agent or Agents or purchaser, as the case may be, to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes subject to such Terms Agreement or agreement to purchase Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading. The Company and the Agents agree that no Agent shall have any duty or obligation whatsoever to exercise the judgment permitted under this subsection on behalf of any purchaser of Notes.

     (c)  General.  In the event of any such termination, no party will have any
          -------
liability to any other party hereto, except that (i) each Agent shall be entitled to any commission earned in accordance with the third paragraph of
Section 3(a) hereof, (ii) if at the time of termination (a) an Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the obligations set forth in Section 5 hereof and the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be (provided, however, that, except as provided in clause (iii) below, the Company's obligations pursuant to Sections 4 and 7 hereof shall in any event terminate no later than the date that is 30 days (nine months with respect to subsections (e) and (j) of Section 4 hereof) after the time of such termination), and (iii) the covenant set forth in Section 4(h) hereof, the provisions of

Section 5 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 10, 11 and 15 hereof shall remain in effect.

SECTION 13.  Notices.
             -------

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, by telecopier or by telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company:

          Nationwide Health Properties, Inc.
          610 Newport Center Drive
          Suite 1150
          Newport Beach, California  92660
          Attention:  Mr. Mark L. Desmond
          Telecopy:  (949) 759-6887

     If to Goldman, Sachs & Co.:

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York  10004
          Attention:  Money Market Origination, 27th Floor
          Telecopy:   (212) 902-0683

     If to Merrill Lynch:

          Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
          Merrill Lynch World Headquarters
          North Tower, 10th Floor
          World Financial Center
          New York, New York  10281-1310
          Attention:  MTN Product Management
          Telecopy:   (212) 449-2234

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.  Governing Law.
             -------------

     This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

SECTION 15.  Parties.
             -------

     This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 16.  Counterparts.
             ------------

     This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.

SECTION 17.  Captions.
             --------

     The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or the provisions hereof.

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.

                              Very truly yours,

                              NATIONWIDE HEALTH PROPERTIES, INC.

                              By:
                                  ------------------------------
                                  Name:
                                  Title:

Accepted:


 .....................................
     (Goldman, Sachs & Co.)

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By:
   ----------------------------------
  Name:
  Title:

                                                                       Exhibit A

     The following terms, if applicable, shall be agreed to by the applicable Agent and the Company pursuant to each Terms Agreement:

     Principal Amount:  $_______
     Stated Maturity Date:
     Original Issue Date:
     Trade Date:
     Issue Price:  ___%
     Agent's Discount or Commission:
     Settlement Date and Time:
     Additional Terms:
          If Fixed Rate Note:
               Interest Rate:
               Interest Payment Dates:
               Day Count Convention:
                    [ ]   30/360 for the period
                          from _______ to ________.
                    [ ]   Actual/360 for the period from _______ to ________.
                    [ ]   Actual/Actual for the period from _______ to ________.
          If Floating Rate Note:
               Interest Rate Basis:
                    Initial Interest Rate:
                    Initial Interest Reset Date:
                    Spread and/or Spread Multiplier, if any:
                    Interest Reset Dates:
                    Interest Payment Dates:
                    Regular Record Dates:
                    Index Maturity:
                    Maximum Interest Rate, if any:
                    Minimum Interest Rate, if any:
                    Interest Rate Reset Period:
                    Interest Payment Period:
                    Calculation Agent:

               Day Count Convention:
                    [ ]   Actual/360 for the period from ______  to  _______.
                    [ ]   Actual/Actual for the period from _______ to ________.
                    [ ]        Other:

          If Redeemable:
               Redemption Date:
               Initial Redemption Percentage:
               Annual Redemption Percentage
                Reduction:

          If Repayable:
               Optional Repayment Dates:
               Repayment Price:

               Currency:
                    Specified Currency (if other than U.S. dollars) Minimum Denominations:

Also, specification as to the requirements for:

  Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement. Legal Opinion pursuant to Section 7(c) of the Distribution Agreement.
  Comfort Letter pursuant to Section 7(d) of the Distribution Agreement. Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A

     As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note by such Agent equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                    PERCENT OF
MATURITY RANGES AMOUNT                                               PRINCIPAL
----------------------                                              ----------
From 9 months to less than 1 year...................................   .125%
From 1 year to less than 18 months..................................   .150%
From 18 months to less than 2 years.................................   .200%
From 2 years to less than 3 years...................................   .250%
From 3 years to less than 4 years...................................   .350%
From 4 years to less than 5 years...................................   .450%
From 5 years to less than 6 years...................................   .500%
From 6 years to less than 7 years...................................   .550%
From 7 years to less than 10 years..................................   .600%
From 10 years to less than 15 years.................................   .625%
From 15 years to less than 20 years.................................   .700%
From 20 years to 30 years...........................................   .750%
From more than 30 years.............................................     *

________________________
* As agreed upon by the Company and the applicable Agent at the related time of sale.